Harbor Structured Premium Income ETF

YLDP

Summary Prospectus – October 5, 2026
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborcapital.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborcapital.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated October 5, 2026, as amended or supplemented from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks to provide current income through exposure to the NYSE Structured Autocallable Premium Income Index, an index designed to replicate the performance of a diversified portfolio of synthetic autocallable notes.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.69%
Distribution and Service (12b-1) Fees	None
Other Expenses[1],[2]	0.00%
Acquired Fund Fees and Expenses[2]	0.06%
Total Annual Fund Operating Expenses	0.75%
Expense Reimbursement[3]	(0.06)%
Total Annual Fund Operating Expenses After Expense Reimbursement[3]	0.69%
1  Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; (viii) any gains or losses attributable to investments under a deferred compensation plan for Trustees who are not “interested persons” of the Trust; and (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 Estimated for the current fiscal year.
3  The Advisor has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.69% through December 31, 2027. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
One Year	Three Years
$70	$221
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund had not commenced operations as of the date of this Prospectus and no portfolio turnover rate existed at the time of this publication.
Principal Investment Strategy
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to provide investors with distributions (current income) through exposure to an index designed to replicate the performance of a diversified portfolio of synthetic autocallable notes. An autocallable note is a hybrid financial instrument that pays income (or coupons) based on the performance of a reference asset or index.
Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus borrowings for investment purposes, in unfunded total return swaps referencing the NYSE Structured Autocallable Premium Income Index (the “Autocallable Index”). For purposes of determining compliance with this 80% investment policy, the Fund values such swaps at their notional value. Swaps are derivatives used to provide exposure to the performance of an underlying reference asset without requiring the Fund to purchase that asset directly. An unfunded total return swap is a derivative contract with a counterparty under which the Fund obtains economic exposure to the Autocallable Index without paying the full notional amount upfront, instead making or receiving payments based on the performance of the Autocallable Index while generally holding cash or other assets to meet collateral and liquidity requirements.
Through its use of derivatives to gain exposure to the Autocallable Index, the Fund seeks to generate current income in exchange for accepting significant equity-market risk. The Fund obtains exposure to a laddered portfolio of notes with different starting dates throughout the year so that the equity index performance linked to each note will normally produce a different outcome for each note. Each synthetic autocallable note included in the Autocallable Index is linked to three specially designed U.S. equity indexes, with the weakest-performing of the three indexes generally determining how the note performs, as follows:
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Contingent Coupon Payments: Each note generates a monthly coupon if, on the monthly measurement date, the weakest index is at least 65% of its level when that note began – that is, if it has not declined by more than 35%. If the weakest index is below that level on the measurement date, the coupon is deferred and may be paid later under the note’s memory feature, but it may never be paid.
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Autocall Outcomes: If the weakest index is at or above its starting level on a quarterly call date, the note ends early and is replaced with a new note.

Summary Prospectus
Harbor Structured Premium Income ETF

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Maturity Outcomes: If a note reaches maturity and the weakest index is at least 65% of its starting level, the note repays its full starting amount. If the weakest index is below 65% at maturity, however, the note generally reflects the weakest index’s entire percentage decline from its starting level – not merely the amount below 65% – and the Fund may suffer a substantial loss.
In return for accepting these risks, the Fund seeks to provide current income in the form of monthly distributions. Those distributions are separate from the coupons generated by the notes, are not guaranteed, may include return of capital, and may be reduced or discontinued. The Fund does not provide principal protection or participation in stock market gains, and its share price may decline significantly, including during periods when some notes are generating coupons or the Fund is making distributions.
The Fund’s investment adviser is Harbor Capital Advisors, Inc. (the “Advisor”).
Swap Reference Index: The Autocallable Index
The Autocallable Index is a rules-based index calculated, maintained, administered and published by ICE Data Indices, LLC. The Autocallable Index seeks to replicate the total return performance of a laddered portfolio of synthetic autocallable notes. The Autocallable Index consists of a theoretical portfolio of approximately 52 synthetic autocallable notes arranged in a laddered structure with staggered entry points, observation dates and maturity dates. A portfolio with a “laddered structure” consists of multiple positions with multiple expiration dates, to reduce the risk of reinvesting a large portion of assets in unfavorable market environments. The laddered structure is intended to diversify market entry points and maturity profiles and may help smooth the contingent coupon profile over time. It does not, however, eliminate the risk of substantial losses during broad or prolonged equity-market declines.
Autocallable Index Components: Synthetic Autocallable Notes
Each synthetic autocallable note in the Autocallable Index references three underlying indexes (with payouts generally based on the worst-performing of the three indexes, as described further below) (each, an “Underlying Index”, and collectively the “Underlying Indexes”). Each Underlying Index tracks volatility- and correlation-adjusted exposure to the performance of one of three underlying exchange-traded funds. The underlying exchange-traded funds are the SPDR S&P 500 ETF Trust (“SPY”), Invesco QQQ Trust (“QQQ”) and iShares Russell 2000 ETF (“IWM”) (each, an “Underlying ETF”, and collectively, the “Underlying ETFs”).
Each Underlying Index methodology is expected to apply a volatility-control mechanism that seeks to target a volatility level of 35% and a correlation-control mechanism that seeks to target a pairwise correlation level of 85%. Each Underlying Index will be calculated on an excess return basis and will be subject to the following embedded costs: transaction cost, applied to changes in the Underlying Index exposure; holding cost, an annualized charge on the Underlying Index exposure; decrement, an annualized deduction from the composite Underlying Index (6% per annum on each of SPY, QQQ and IWM); and financing cost based on the most recent effective federal funds rate. These deductions will reduce the level and performance of the Autocallable Index and the Underlying Indexes and, therefore, may reduce the Fund’s returns. In general, the higher the volatility level targeted for each Underlying Index, the greater the risk that a synthetic autocallable note referencing the Underlying Indexes will not earn coupon payments. If a synthetic autocallable note does not earn a coupon payment, such coupon payment will not be reflected in the Autocallable Index, which may negatively impact the Fund’s performance.
The Underlying Index methodology for each Underlying Index may apply leverage to the exposure provided by the Underlying ETFs, which means the Underlying Index may reflect more than one dollar of exposure to those Underlying ETFs for each dollar of index value. The amount of leverage may vary based on prevailing market volatility, interest rates, expected coupon levels and other pricing inputs. Greater leverage may support higher potential coupon levels, but the use of leverage magnifies the effect of changes in the Underlying ETFs, increases exposure to the worst-performing Underlying Index and may increase the likelihood that coupons will not be reflected or that a maturity barrier will be breached.
Contingent coupon payments, autocall outcomes and maturity outcomes of the synthetic autocallable notes represented in the Autocallable Index will be determined over the term of each applicable note by reference to the worst-performing Underlying Index. This structure is intended to provide the potential to limit downside losses for a given synthetic autocallable note represented in the Autocallable Index because the note generally will not participate in losses unless the maturity barrier applicable to the note under the Autocallable Index methodology is breached at maturity. If that maturity barrier is breached, however, the applicable synthetic autocallable note will be exposed to the entirety of the losses of the worst-performing Underlying Index on a one-to-one basis, offset by any coupons reflected by that synthetic autocallable note. As a result, the Autocallable Index may reflect adverse performance of one Underlying Index even if the other Underlying Indexes perform more favorably.
There is no guarantee that the Fund will make distributions or that a synthetic autocallable note represented in the Autocallable Index will limit downside losses relative to an Underlying Index. The Fund may lose money. The potential to limit downside losses relative to the worst-performing Underlying Index is not the same as principal protection for an investor’s investment in the Fund, and shareholders may lose some or all of their investment in the Fund.

Summary Prospectus
Harbor Structured Premium Income ETF

Synthetic Autocallable Notes: Description of Terms
The synthetic autocallable notes represented in the Autocallable Index will have the following terms:
Term	Description	Expected Parameters
Coupon Payment
A contingent payment amount that
applies for a synthetic autocallable note
if the applicable reference value is at or
above a specified level on a specified
observation date. Evaluated on each
Coupon Observation Date until maturity.
		Monthly
Memory Coupon
A feature under which a Coupon
Payment that is not reflected for a
Coupon Observation Date is deferred
and accumulated. On the next Coupon
Observation Date, or at maturity or
autocall, if the Coupon Barrier is met or
exceeded by the worst-performing
Underlying Index, the Coupon Payment
then due is paid together with all
previously deferred coupons. The
Memory Coupon feature does not
guarantee that any Coupon Payment will
be reflected.
		Yes
Coupon Barrier Level	The level that must be met or exceeded by the worst-performing Underlying Index on a Coupon Observation Date for a Coupon Payment to be reflected for that period.	65%
Coupon Observation Date
Periodic dates (expected to occur on a
monthly basis) throughout the life of the
synthetic autocallable note on which
each Underlying Index is measured to
evaluate the worst-performing
Underlying Index against the Coupon
Barrier Level.
		Monthly
Autocallable Level
The level of the worst-performing
Underlying Index at which the synthetic
autocallable note will be automatically
called, if the value of the worst-
performing Underlying Index meets or
exceeds such level on a Call Observation
Date. Typically, the Autocallable Level
will be set at the initial value of the
applicable Underlying Index upon
inclusion of the synthetic autocallable
note in the Autocallable Index.
		As described
No-Call Period	Period during which a synthetic autocallable note cannot be called, regardless of the performance of the Underlying Indexes (e.g., three months).	Minimum of 3 months following inclusion of the synthetic autocallable note in the Autocallable Index; 3 to 12 months for replacement notes per the Autocallable Index methodology
Call Observation Date
Periodic dates (expected to occur on a
quarterly basis or every three months)
through the life of the synthetic
autocallable note on which each
Underlying Index is measured to
evaluate the worst-performing
Underlying Index against the
Autocallable Level (if outside the
No-Call Period).
		Quarterly

Summary Prospectus
Harbor Structured Premium Income ETF

Term	Description	Expected Parameters
Maturity Date	Date on which the synthetic autocallable note expires, and amounts are paid out by the parties.
33 months following the synthetic
autocallable note’s first call date; 3 years
to 3 years and 9 months following
inclusion of the synthetic autocallable
note in the Autocallable Index. Every
synthetic autocallable note has exactly
12 quarterly Call Observation Dates

Maturity Barrier Level
Threshold amount of loss of the
worst-performing Underlying Index
which, on the Maturity Date, determines
the payout reflected under the synthetic
autocallable note. If the Maturity Barrier
Level is not breached, the hypothetical
payout of the synthetic autocallable note
will reflect the return of the notional
amount allocated to the synthetic
autocallable note. If the Maturity Barrier
Level is breached, the Autocallable Index
will reflect the percentage of losses
experienced by the worst-performing
Underlying Index over the duration of
the synthetic autocallable note, offset by
cumulative Coupon Payments reflected
by the note.
65%

Summary Prospectus
Harbor Structured Premium Income ETF

Autocallable Index Performance Outcomes
The performance of the Underlying Indexes for each synthetic autocallable note in the Autocallable Index is evaluated at one of three categories of measurement dates: (1) the Coupon Observation Dates; (2) the Call Observation Dates; and (3) the Maturity Date. Below is a sample hypothetical payout structure of a synthetic autocallable note:
Evaluation Timing	Worst-Performing Underlying Index Level	Autocallable Index Outcome
Coupon Observation Date Evaluation	At or above the Coupon Barrier Level
The Coupon Payment is reflected and
the synthetic autocallable note continues
in existence. The Autocallable Index,
through the applicable synthetic
autocallable note, does not participate in
any gains or losses of the worst-
performing Underlying Index on that
observation date.

Below the Coupon Barrier Level
The Coupon Payment is not reflected for
that period, but the synthetic
autocallable note continues in existence.
The Autocallable Index, through the
applicable synthetic autocallable note,
does not participate in any losses of the
worst-performing Underlying Index on
that observation date.

Call Observation Date Evaluation	At or above the Autocallable Level
The synthetic autocallable note is
automatically called and matures early.
The Autocallable Index, through the
applicable synthetic autocallable note,
does not participate in any gains of the
worst-performing Underlying Index
beyond any Coupon Payments reflected
under the index methodology.

Below the Autocallable Level
The synthetic autocallable note
continues in existence. The Autocallable
Index, through the applicable synthetic
autocallable note, does not participate in
any losses of the worst-performing
Underlying Index on that Call
Observation Date.

Maturity Date Evaluation	At or above the Maturity Barrier Level
The synthetic autocallable note returns
the notional amount allocated to that
note. The Autocallable Index, through
the applicable synthetic autocallable
note, experiences no gains or losses of
the worst-performing Underlying Index
over the duration of the note; gains, if
any, are limited to cumulative Coupon
Payments reflected by the note.

Below the Maturity Barrier Level
The synthetic autocallable note returns
the notional amount allocated to that
note, minus the entirety of the
percentage losses of the worst-
performing Underlying Index over the
duration of the note. Losses are equal to
the losses of the worst-performing
Underlying Index, offset by cumulative
Coupon Payments reflected by the note.

Each synthetic autocallable note in the Autocallable Index is expected to have substantially similar structural terms. In general, each synthetic autocallable note is expected to have a term of approximately three years and an initial No-Call Period of approximately three months. It is anticipated that the Coupon Barrier Levels for the Autocallable Index will be approximately 65% of the Autocallable Level and the Maturity Barrier Levels for the Autocallable Index will be approximately 65% of the Autocallable Level.
During its term, each synthetic autocallable note is expected to reflect a contingent coupon on scheduled monthly Coupon Observation Dates, provided that the applicable reference value determined for the worst-performing Underlying Index remains at or above a specified coupon barrier on the relevant observation date. Following the No-Call Period, if the applicable reference value for the

Summary Prospectus
Harbor Structured Premium Income ETF

worst-performing Underlying Index reaches or exceeds a specified autocallable barrier on a scheduled quarterly Call Observation Date, the synthetic autocallable note will be deemed to mature early, and the associated notional exposure will be replaced with a new synthetic autocallable note within the Autocallable Index. Although each synthetic autocallable note’s return profile depends indirectly on the performance of the Underlying ETFs, after giving effect to the Underlying Index methodology, positive returns generally are expected to be reflected through coupons, and the synthetic autocallable notes generally will not participate in any capital appreciation or other gains of the Underlying Indexes and/or Underlying ETFs.
Each synthetic autocallable note is expected to include a Memory Coupon feature, which may have a cumulative or “snowballing” effect, under which a Coupon Payment that was not reflected for a prior Coupon Observation Date may be carried forward and reflected on a later Coupon Observation Date or upon an autocall if the applicable conditions under the Autocallable Index methodology are satisfied. The Memory Coupon feature does not guarantee that any Coupon Payment, including any carried-forward Coupon Payment, will be made.
The synthetic autocallable notes represented in the Autocallable Index are expected to include a “one-star” feature. Under a one-star feature, if the best-performing Underlying Index is at or above a specified level at maturity, the Autocallable Index, through the applicable synthetic autocallable note, will reflect the return of the synthetic autocallable note’s notional amount even if the worst-performing Underlying Index is below its Maturity Barrier Level. The one-star feature does not guarantee that the Fund will make distributions or avoid losses.
The Autocallable Index is normally reconstituted and rebalanced weekly. Synthetic autocallable notes that are called or mature generally will be replaced with newly originated synthetic autocallable notes having substantially similar parameters, and Coupon Payments, termination proceeds and other cash flows generally will be reinvested in replacement positions or reflected in the calculation of the Autocallable Index.
The tables below set forth examples of favorable, medium, and unfavorable payout and return scenarios on various observation dates during the life of a synthetic autocallable note based on the performance of the Underlying Indexes:
Favorable
Observation	Worst-of (% of initial)	Outcome
Month 1	103%	Above the Coupon Barrier Level: Coupon Payment paid.
Month 2	98%	Above the Coupon Barrier Level: Coupon Payment paid.
Month 3 (Call Observation Date)	101%	At or above 100% on a Call Observation Date: note autocalled. Final Coupon Payment paid; principal returned in full.

Medium, Memory Coupons paid at call
Observation	Worst-of (% of initial)	Outcome
Month 4	62%	Below the Coupon Barrier Level: Coupon Payment deferred.
Month 5	64%	Below the Coupon Barrier Level: Coupon Payment deferred.
Month 6 (Call Observation Date)	104%	At or above 100% on a Call Observation Date: note autocalled. Principal returned in full and every Memory Coupon paid, since a called note always exits whole.

Unfavorable, broad decline
Observation	Worst-of (% of initial)	Outcome
Month 34	55% / 90%	Below the Coupon Barrier Level: Coupon Payment deferred.
Month 35	52% / 88%	Below the Coupon Barrier Level: Coupon Payment deferred.

Summary Prospectus
Harbor Structured Premium Income ETF

Unfavorable, broad decline
Observation	Worst-of (% of initial)	Outcome
Month 36 (Maturity Date)	58% / 92%
Worst-of Underlying Index below the
65% Maturity Barrier Level and all three
Underlying Indexes below their initial
levels: one-star does not apply. No
Coupon Payments, deferred Coupon
Payments forfeited, principal not
protected; the loss equals the worst-of
Underlying Index’s full decline from its
initial level.

Other Fund Features
Coupons reflected by synthetic autocallable notes in the Autocallable Index are distinct from the Fund’s distributions to shareholders. The Fund expects to make periodic monthly distributions in amounts that are determined in part by reference to the Autocallable Index, although distributions are not guaranteed and the amount and timing of distributions may vary. Whether the Fund makes distributions is not contingent on the synthetic autocallable notes in the Autocallable Index reflecting earned coupons. Because the Fund may seek to make regular periodic distributions, distributions may at times exceed the Fund’s current and accumulated earnings and profits. To the extent that occurs, a portion of the Fund’s distributions may be treated as a return of capital for federal income tax purposes. Distributions treated as a return of capital reduce a shareholder’s tax basis in Fund shares and generally increase the amount of gain or decrease the amount of loss recognized upon a later sale.
The Fund is actively managed and will not seek to replicate or track the Autocallable Index. In addition to the swaps referencing the Autocallable Index, the Fund will invest the remainder of its assets in U.S. Treasury securities (generally expected to have remaining maturities of one year or less), cash, cash equivalents as well as other U.S. Treasury securities, eligible collateral investments and ETFs that provide exposure to U.S. Treasury securities, box spreads and/or other interest-rate instruments, including ETFs advised by the Advisor or its affiliates and ETFs advised by unaffiliated investment advisers. “Box spreads” are options-based positions designed to seek a fixed payment at expiration while minimizing exposure to movements in the value of an underlying reference asset. The options contracts comprising the box spreads may include FLexible EXchange® option contracts (“FLEX Options”). FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”).
The Fund initially expects to enter into swap agreements with a single counterparty. The identity of the Fund’s swap counterparty (or counterparties) at any given time will be available as part of the Fund’s daily holdings disclosure, which is provided on harborcapital.com on each business day prior to the opening of regular trading on the listing exchange. The Fund expects to enter into swap agreements with counterparties that either have publicly available financial information or are subsidiaries of parent companies that have publicly available financial information.
The Fund is classified as non-diversified, which means the Fund may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. The value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first 16 risks) include:
Autocallable Returns Risk: The Fund seeks exposure to the return characteristics of autocallable instruments through its swap exposure to the Autocallable Index, which is designed to reflect a laddered portfolio of autocallable instruments. Autocallable instruments are a type of structured product that differ in various ways from traditional debt securities and equity securities. Autocallable instruments do not guarantee a return of principal and limit the positive investment return that can be achieved through the operation of the maturity barrier level, which, if breached by the worst-performing Underlying Index, may subject the Autocallable Index, and therefore the Fund, to losses based on the performance of that Underlying Index. Further, the Fund does not participate in any upside gain of any Underlying Index or other reference asset beyond the coupon payments reflected in the Autocallable Index. If the autocall feature of an instrument reflected in the Autocallable Index is triggered, the Autocallable Index would forego any remaining coupon payments from that instrument and may replace the called instrument with a new autocallable instrument with a lower coupon rate or less favorable terms.
Barrier Risk: The autocallable instruments reflected in the Autocallable Index utilize coupon barriers and maturity barriers, which each set forth the threshold amount of loss that the worst-performing Underlying Index may experience before the Autocallable Index will forfeit coupon payments or a portion or all of the initial notional exposure reflected in such instrument, respectively. If the coupon barrier is breached on an observation date, the Autocallable Index may not reflect a coupon payment for that period. It is possible that the Autocallable Index may not reflect any coupon payments under an autocallable instrument over the duration of such instrument. If the maturity barrier is breached, the Autocallable Index may reflect a loss equal to the entire amount of loss of the worst-performing Underlying Index over the term of the autocallable instrument. Accordingly, the Fund could lose money notwithstanding the sought-after potential to limit downside losses intended to be provided by the autocallable structure and the risk mitigation intended to be provided by the laddered portfolio.
Contingent Income Risk: Coupon payments from the autocallable instruments reflected in the Autocallable Index are not guaranteed and will not be reflected if the applicable reference value is below the coupon barrier on observation dates. A memory coupon feature may allow certain missed coupons to be carried forward and reflected later if specified conditions are satisfied, but no current

Summary Prospectus
Harbor Structured Premium Income ETF

or previously missed coupon is guaranteed. This means the Fund may generate significantly less income than anticipated during market downturns.
Call Risk: The autocallable instruments may be redeemed, or “called,” before their stated maturity date if the applicable autocallable level is satisfied on a call observation date. In that event, the Autocallable Index will forego future coupon payments associated with the autocalled position. The Fund’s income may decrease if the Autocallable Index obtains replacement exposure with a lower coupon rate or less favorable terms. There is no guarantee that the Fund will be able to obtain replacement exposure or that any replacement exposure will have similar terms.
Laddered Portfolio Risk: The Fund’s laddered investment approach may not perform as expected. Although laddering may reduce the impact of any single entry point, observation date or maturity date, the Fund may nonetheless experience losses across multiple positions at the same time, particularly during extended adverse market conditions. In addition, when positions are called or mature, the Fund may be required to roll proceeds into new positions at less favorable terms, which could reduce income and total return.
Autocallable Index Risk: The Fund seeks to obtain its autocallable exposure through one or more swap agreements referencing the Autocallable Index. Accordingly, the Fund’s performance will depend significantly on the performance of the Autocallable Index. The Autocallable Index is a rules-based index that reflects a laddered portfolio of synthetic autocallable notes tied to three Underlying Indexes. The Autocallable Index is not designed to track the Underlying Indexes, the Underlying ETFs or the market indexes that the Underlying ETFs seek to track. Its methodology incorporates volatility-control, correlation-control, decrement, excess return, leverage, notional exposure, financing assumptions and other rules-based features as part of the autocallable return profile. As a result, the Autocallable Index, and therefore the Fund, may perform differently from, and may underperform, the Underlying Indexes, the Underlying ETFs or those market indexes. There is no assurance that the Autocallable Index will generate income, limit downside losses or achieve its intended results.
Calculation Methodology Risk: The Fund’s returns depend on complex calculations and the methodology of the Autocallable Index and the Underlying Indexes. Such calculations may involve observation dates, barrier levels, call features, coupon determinations, memory coupon features, any one-star feature, rebalancing mechanics, volatility-control and correlation-control mechanisms, decrement or excess return deductions, notional exposure levels, leverage and other structural features that may not perform as expected in all market conditions. Errors, changes or unexpected outcomes in the methodology, or in the calculation or publication of the Autocallable Index or any Underlying Index, could adversely affect the Fund’s performance. Greater leverage or exposure adjustments may support higher potential coupon levels, but also may magnify the effect of changes in the Underlying Indexes and increase the likelihood that coupon barriers or maturity barriers will be breached.
Volatility-Control Risk: Each Underlying Index is expected to apply a volatility-control mechanism that adjusts exposure to the corresponding Underlying ETF based on realized or estimated volatility. As a result, an Underlying Index may have less exposure to the corresponding Underlying ETF during rising markets and may not benefit fully from gains in that Underlying ETF. Conversely, an Underlying Index may increase exposure during periods when volatility is lower, and that exposure may magnify losses if market conditions deteriorate. The volatility-control mechanism may not operate as intended and may cause an Underlying Index, the Autocallable Index and therefore the Fund to underperform the corresponding Underlying ETF, the market index that the Underlying ETF seeks to track or other measures of market performance.
Correlation-Control Risk: Each Underlying Index is expected to apply a correlation-control mechanism to the volatility-controlled exposure derived from the Underlying ETFs. The correlation-control mechanism is designed to adjust the relative weights or exposures of the applicable Underlying Indexes based on realized or estimated correlation in an effort to target a specified correlation level. There is no assurance that the correlation-control mechanism will achieve its intended result. The mechanism may cause the Underlying Indexes, and therefore the Autocallable Index and the Fund, to have more or less exposure to an Underlying ETF than they otherwise would have had, to perform differently from the Underlying ETFs, and to underperform the Underlying Indexes, the Underlying ETFs or other measures of market performance. During periods of market stress or rapidly changing correlation, the correlation-control mechanism may be less effective and may increase the likelihood that coupon barriers or maturity barriers will be breached. As a result, the Fund may receive lower income, experience greater losses or fail to achieve its investment objective.
Decrement Risk: The Autocallable Index and the Underlying Indexes are calculated net of certain deductions, including decrements and financing rate deductions specified in the applicable methodology. These deductions will reduce the level and performance of the Autocallable Index and the Underlying Indexes and, therefore, may reduce the Fund’s returns. These deductions are embedded in the applicable methodology and are separate from the Fund’s fees and expenses. The applicable deductions create a constant performance drag that may cause significant underperformance relative to the Underlying Indexes, the Underlying ETFs or other measures of market performance during low-return environments or periods of market volatility and may offset the returns of the Underlying Indexes.
Swap Agreement Risk: Swap agreements are a type of derivative instrument that subject the Fund to counterparty credit, liquidity, leverage and correlation risks. Swap agreements may not reflect the performance of the applicable Autocallable Index as expected due to differences in calculation methods, expenses, timing, financing costs, collateral requirements or other factors. Moreover, if a particular swap agreement is terminated, autocalled or otherwise closed out, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. A counterparty may be entitled to terminate a swap agreement upon the occurrence of certain extraordinary market events, termination events or after providing notice to the Fund. If the Fund is unable to enter into a replacement swap agreement with a suitable counterparty, the Fund may be unable to pursue its investment strategy and may not achieve its investment objective.
Counterparty Risk: A counterparty, including a counterparty to an over-the-counter derivative instrument, may be unwilling or unable to meet its contractual obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States or other jurisdictions. If the Fund’s counterparty to a swap agreement does not or cannot meet its contractual obligations under the swap agreement, the Fund may be unable to implement its investment strategy or meet its investment objective.

Summary Prospectus
Harbor Structured Premium Income ETF

Counterparties may be less willing to enter into transactions in stressed or volatile market conditions or may alter the terms they are willing to accept in such conditions. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, which may cause the Fund not to be able to achieve its investment objective or to change its investment objective or investment strategy.
In addition, the Fund initially expects to enter into swap agreements with a single counterparty, which will increase the Fund’s exposure to counterparty credit risk due to the Fund’s significant exposure to that counterparty. This also increases the risk that the Fund will be unable to implement its investment strategy or meet its investment objective.
Derivatives Risk: The value of derivative instruments, such as synthetic autocallable instruments, held by the Fund or to which the Fund has exposure may not change in the manner expected by the Advisor, which could result in disproportionately large losses to the Fund. Derivative instruments are subject to the following risks: (i) leverage (the risk that derivatives transactions can magnify the fund’s gains and losses); (ii) market (the risk from potential adverse market movements in relation to the Fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts fund returns and the Fund’s obligations and exposures); (iii) counterparty (the risk that a counterparty on a derivatives transaction may not be willing or able to perform its obligations under the derivatives contract, and the related risks of having concentrated exposure to such a counterparty); (iv) liquidity (the risk involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties), (v) operational (the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error); and (vi) legal (the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract). Derivatives may also be more volatile than other instruments and may create a risk of loss greater than the amount invested. In addition, certain derivatives may be difficult to value and may be illiquid.
Tax Risk: The Fund intends to elect and to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To do so, the Fund must satisfy, among other requirements, source-of-income, asset diversification and annual distribution requirements. For purposes of the source-of-income requirement, the federal income tax treatment of certain derivatives and other instruments that provide autocallable exposure, including swap agreements and options comprising box spreads, may not be entirely clear, and, thus, whether the income and gain therefrom is qualifying income is uncertain. If the Fund were to treat income or gain from particular instruments linked to the autocallables as qualifying income, an adverse determination, future guidance by the Internal Revenue Service (the “IRS”) with respect to the treatment of income or gain from those investments could adversely affect the Fund’s ability to qualify as a RIC and could adversely affect the Fund and its shareholders. For purposes of the asset diversification test the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In particular, there is no published IRS guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. An adverse determination or future guidance by the IRS with respect to issuer identification for the Fund’s investments may adversely affect the Fund’s ability to qualify as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed to the extent that such distribution is treated as a dividend for federal income tax purposes. The federal income tax treatment of the swaps and other derivatives (including the options comprising box spreads) may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. The gain from certain derivatives, or the disposition of shares of underlying funds that hold such investments, may be recharacterized from capital to ordinary income. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to complex character and timing rules, including mark-to-market accounting, constructive ownership or straddle provisions of the Code, that could affect the timing and character of income, deduction, gain or loss recognized from such derivatives. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In certain circumstances, all or a portion of a distribution by the Fund may consist of a return of capital (i.e., from your original investment) and not a return of net profit. A return of capital may reduce a shareholder’s adjusted tax basis in Fund shares, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of Fund shares. No assurance can be given regarding the future tax character of the Fund’s distributions. Recent IRS guidance identifies certain transactions involving ETFs on which the IRS and Treasury Department may provide additional guidance or that the IRS may challenge under current law. The IRS’s position, if upheld, could adversely affect the Fund and its shareholders. Future IRS guidance may adversely impact the Fund, including the increasing the amount of income and/or changing the timing and character of income or gain recognized by shareholders.
Box Spread Risk: The Fund may use box spreads, or may be subject to the risks of box spreads, through investments in ETFs, including affiliated or unaffiliated ETFs, that employ box spread strategies, to help manage cash or collateral or to invest in income-generating assets. If one or more of the individual option positions that comprise a box spread are modified or closed separately before expiration, the box spread may no longer effectively eliminate risk tied to the price movement of the underlying reference asset. The value of a box spread is determined in the market and is affected in part by the time until expiration and prevailing interest rates. The Fund’s ability to use box spreads effectively depends on the availability and willingness of market participants to enter into box spread transactions with the Fund at competitive prices. If a box spread does not perform as intended, the Fund could have exposure to the underlying reference asset of the options comprising the box spread and could incur losses.
Flex Options Risk: When a FLEX Option is purchased and sold in an opening transaction, the parties to the transaction have the flexibility, within limitations set forth in the rules of the options market on which the transaction occurs, to fix certain of the option’s terms. The flexibility to fix certain terms is what makes FLEX Options different from other types of options. Because many of the terms of FLEX Options are not standardized, it is less likely that there will be an active secondary market in which holders and writers of such options will be able to close out their positions by offsetting sales and purchases. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease, which may negatively impact Fund performance. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted

Summary Prospectus
Harbor Structured Premium Income ETF

price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund performance and result in the Fund being unable to achieve its investment objective. In addition, the use of FLEX Options entails the risk that the OCC will become insolvent or otherwise unable or unwilling to meet its obligations, which could cause the Fund to suffer losses that may be significant. If the Fund uses FLEX Options to construct box spreads, the Fund will be subject to the risks of FLEX Options.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem shares, this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, affiliates of the Advisor, market makers, or other entities, including funds or accounts over which the Advisor, an affiliate of the Advisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, an affiliate of the Advisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Fund’s listing exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the listing exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation.
Distribution Tax Risk: The Fund expects to make distributions on a regular periodic basis, but distributions are not guaranteed. Distributions may at times exceed the Fund’s income and gains in a given period, and a portion of the Fund’s distributions may constitute a return of capital. Return of capital distributions do not represent income or gains generated by the Fund’s investment activities and should not be interpreted as yield or investment income. A return of capital may reduce a shareholder’s adjusted tax basis in Fund shares, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of Fund shares. Return of capital distributions have the potential to reduce the Fund’s NAV and negatively impact Fund performance. No assurance can be given regarding the future tax character of the Fund’s distributions.
Equity Risk: The values of equity securities and equity securities indexes may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Interest Rate Risk: As interest rates rise, the values of fixed income securities or interest-rate instruments held directly or indirectly by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Changes in interest rates may also affect the relative attractiveness of newly entered autocallable exposure, the terms on which the Fund can obtain or replace swap agreements, the value of box spreads, the value of ETFs that provide exposure to U.S. Treasury securities, box spreads and/or other interest-rate instruments, and the cost or terms of reverse repurchase agreements.
Investment in Other Investment Companies Risk: Investments in other investment companies (including money market funds and ETFs) are subject to the risks associated with the investments of those investment companies, including market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of

Summary Prospectus
Harbor Structured Premium Income ETF

expenses in the Fund and, indirectly, the expenses of the investment companies. The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including premium/discount risk and trading issues risk.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks. Large cap companies may be less able than smaller cap companies to adapt to changing market conditions and may be more mature and subject to more limited growth potential than smaller cap companies.
Leveraging Risk: The Fund’s use of certain investments, such as derivative instruments or box spreads or reverse repurchase agreements, and certain other transactions can give rise to leverage within the Fund’s portfolio, which could cause the Fund’s returns to be more volatile than if leverage had not been used.
Liquidity Risk: A particular investment may be difficult to purchase or sell and the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from funds may be higher than normal, causing increased supply in the market due to selling activity. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s exposure to U.S. Treasury obligations to decline.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
Performance
Because the Fund does not yet have a complete calendar year of performance history, the bar chart and total return tables are not provided. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and an additional index. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Spenser P. Lerner, CFA, Head of Multi-Asset Solutions, Managing Director and Portfolio Manager of Harbor Capital Advisors, Inc., has managed the Fund since 2026.
Everett Lyons, Research Associate and Portfolio Manager of Harbor Capital Advisors, Inc., has managed the Fund since 2026.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price,

Summary Prospectus
Harbor Structured Premium Income ETF

premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions (other than return of capital distributions) you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax at ordinary income tax rates when they are withdrawn. A return of capital, if any, will lower a shareholder’s tax basis in his or her shares, which may result in a shareholder recognizing more gain (or less loss) when his or her shares are sold.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

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Summary Prospectus
Harbor Structured Premium Income ETF
October 5, 2026
Exchange	Ticker

NYSE Arca, Inc.	YLDP

ETF.PRO.NAV.1026
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302